THE GABELLI WESTWOOD FUNDS
                          Gabelli Westwood Equity Fund
                         Gabelli Westwood Balanced Fund
                      Gabelli Westwood SmallCap Equity Fund
                       Gabelli Westwood Mighty Mites Fund
                          Gabelli Westwood Realty Fund
                     Gabelli Westwood Intermediate Bond Fund
                    (Each a "Fund," collectively the "Funds")


                       Supplement dated December 31, 2003
                    to the Prospectus dated February 1, 2003

The following is additional information under "Purchase of Shares," Redemption of Shares" and "Exchange of Shares" in the Prospectus relating to Class A, Class B and Class C Shares.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

The following information supersedes certain information in the "Redemption of Shares - By Telephone or the Internet" section in the Prospectus relating to Class AAA Shares of the Funds.

Fund shares held through an IRA may be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs.


Dated: December 31, 2003